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                                   FIRST AMENDMENT
                                          TO
                   AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY


    THIS FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (the "First Amendment") is entered to this 13th day of November, 1996 between NORTHGLENN PARTNERS, L. P., a California limited partnership ("Seller") and EAGLE HARDWARE & GARDEN, INC., A Washington corporation ("Buyer").

                                      RECITALS:

    A. On September 6, 1996, Seller and Buyer entered into that certain Agreement for Purchase and Sale of Real Property (the "Agreement"), with respect to certain real property located in the City of Northglenn, County of Adams, Colorado, consisting of approximately 9.2 acres (the "Property").

    B. The Agreement contemplated that Seller would deliver to Buyer a survey, together with certain other documents and plans, and Seller has encountered delays in the production and delivery of several of such items. Therefore, the parties desire to extend certain timeframes in the Agreement, on the terms and conditions set forth herein.

    NOW, THEREFORE, in consideration of the covenants and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Agreement as follows:

    1. DELIVERY OF SURVEY. Paragraph 3(b) of the Agreement is hereby amended to provide that Seller shall deliver the Survey to Buyer on or before December 1, 1996.

    2. EXTENSION OF OTHER DATES FOR PERFORMANCE. Because of the delay in the delivery of the Survey, the parties desire to extend all other dates for performance in the Agreement by sixty (60) days, which is the approximate time in the delay in delivering the Survey. The amended timeframes are as follows:

         (a) The Contingency Period, as defined in Paragraph 4(a), shall now expire one hundred fifty (150) days following the Effective Date, which date is February 3, 1997;

         (b) The Approval Period, as defined in Paragraph 4(b), shall now expire two hundred forty (240) days following the Effective Date, which date is May 5, 1997;


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         (c)  The date for Seller's waiver or approval of the conditions set forth in Paragraph 5(a) shall now expire one hundred forty-five (145) days following the Effective Date, which date is January 29, 1997;

         (d) The date for Seller's delivery of the grading and drainage plan, as set forth in Paragraph 6, shall be extended to ninety (90) days following the Effective Date; which date is December 5, 1996;

         (e) The Closing Date, as set forth in Paragraph 7, shall occur no later than two hundred seventy (270) days following the Effective Date, which date is June 4, 1997; and

         (f) The date for delivery of the REA, as set forth in Paragraph 15, shall be no later than one hundred twenty (120) days following the Effective Date, which date is January 6, 1997.

    3.   MISCELLANEOUS.

         (a) The Agreement, as modified herein, shall remain in full force and effect and is hereby ratified by the parties hereto.

         (b) Capitalized terms not defined herein shall have the same meaning as set forth in the Agreement.

         (c) This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their permitted successor and assigns.

         (d) This First Amendment shall be governed by and construed in accordance with the laws of the State of Colorado.

    In Witness Whereof, the parties have executed this First Amendment to be effective as of the date first set forth above.



                                       EAGLE HARDWARE & GARDEN, INC.
                                       a Washington corporation


                                       By:  /s/ PAUL B. MORRIS
                                           -----------------------------
                                       Title:  Vice President
                                              --------------------------

                         (signatures continued on next page)

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                                       NORTHGLENN PARTNERS, L.P.

                                       By:  HRBF NORTHGLENN NO. 3, L.P.
                                       a California limited partnership,
                                       General Partner

                                       By:  Northglenn - LRP, Inc.,
                                       a California corporation
                                       General Partner


                                       By:  /s/ Mark L. Kurtz
                                            -----------------------
                                            Mark L. Kurtz
                                       Its: Vice-President


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